REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Applied Intelligence Group, Inc. Retail and Store Systems Consulting Business

In our opinion, the accompanying balance sheets and the related statements of operations and changes in parent company investment and of cash flows present fairly, in all material respects, the financial position of AIG Retail and Store Systems Consulting Business ("Business") at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Business's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PRICEWATERHOUSECOOPERS LLP


December 29, 1998

                AIG RETAIL AND STORE SYSTEMS CONSULTING BUSINESS
                                 BALANCE SHEETS
                           December 31, 1997 and 1996

                                        ASSETS                                             1997            1996
                                                                                      --------------  --------------
Current assets:
    Accounts receivable                                                                $  1,140,021    $  1,144,836
    Other receivable                                                                         20,700          38,317
    Inventory                                                                                 8,707          28,159
    Prepaid expenses                                                                         15,884          27,110
                                                                                      --------------  --------------

         Total current assets                                                             1,185,312       1,238,422

Furniture and equipment, net                                                                325,949         416,608

Software development costs, net                                                             396,099         446,814

Other assets                                                                                  6,000          63,808
                                                                                      --------------  --------------

         Total assets                                                                  $  1,913,360    $  2,165,652
                                                                                      ==============  ==============

               LIABILITIES AND PARENT COMPANY INVESTMENT

Current liabilities:
    Accounts payable and accrued liabilities                                           $  1,127,338    $    966,127
    Deferred revenue                                                                        209,886         303,388
                                                                                      --------------  --------------

         Total current liabilities                                                        1,337,224       1,269,515

Parent company investment                                                                   576,136         896,137
                                                                                      --------------  --------------

         Total liabilities and parent company investment                               $  1,913,360    $  2,165,652
                                                                                      ==============  ==============


         The accompanying notes are an integral part of these financial statements.

                AIG RETAIL AND STORE SYSTEMS CONSULTING BUSINESS
             STATEMENTS OF OPERATIONS AND CHANGES IN PARENT COMPANY
                                   INVESTMENT
                 For the years ended December 31, 1997 and 1996

                                                                               1997             1996
                                                                         ---------------  ----------------

Revenues                                                                  $  7,544,678     $   8,601,465

Expenses:
     Direct cost of sales                                                    2,211,956         2,570,840
     Salaries and benefits                                                   2,862,691         2,775,875
     Allocated Costs
      Salaries and benefits                                                    837,890         1,034,710
      Selling, general and administrative                                    1,152,421           982,065
     Depreciation and amortization                                             270,437           247,755
                                                                         ---------------  ----------------

       Total expenses                                                        7,335,395         7,611,245
                                                                         ---------------  ----------------

Income before income taxes                                                     209,283           990,220

Provision for income taxes                                                      79,528           376,284
                                                                         ---------------  ----------------

Net income                                                                     129,755           613,936
Parent company investment, beginning of year                                   896,137         1,992,494
Net decrease in parent company investment                                     (449,756)       (1,710,293)
                                                                         ---------------  ----------------

Parent company investment, end of year                                    $    576,136    $      896,137
                                                                         ===============  ================

         The accompanying notes are an integral part of these financial statements.

                AIG RETAIL AND STORE SYSTEMS CONSULTING BUSINESS
                            STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 1997 and 1996

                                                                                             1997              1996
                                                                                        ------------------------------
Cash flows from operating activities:
   Net income                                                                           $   129,755        $   613,936
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization                                                            270,437            247,755
   Decrease in accounts receivable                                                            4,815          1,226,668
   Decrease in other receivable                                                              17,617             25,954
   Decrease (increase) in inventory                                                          19,452             (5,767)
   Decrease in prepaid expenses                                                              11,226             56,124
  (Increase) in other assets                                                                 57,808            (20,911)
   Increase (decrease) in accounts payable and accrued liabilities                          161,211           (284,382)
  (Decrease) increase in deferred revenue                                                   (93,502)           178,925
                                                                                                           -----------

Net cash provided by operating activities                                                   578,819          2,038,302
                                                                                                           -----------

Cash flows from investing activities:
   Capital expenditures                                                                     (45,090)          (120,339)
   Capitalized expenditures for software development                                        (83,973)          (207,670)
                                                                                                           -----------

Net cash used in investing activities                                                      (129,063)          (328,009)
                                                                                                           -----------

Cash flows from financing activities:

   Net change in parent company investment                                                 (449,756)        (1,710,293)
                                                                                                           -----------

Net cash used in financing activities                                                      (449,756)        (1,710,293)
                                                                                                           -----------

Net change in cash                                                                             --                 --

Cash and cash equivalents at beginning of period                                               --                 --
                                                                                                           -----------

Cash and cash equivalents at end of period                                              $      --          $      --
                                                                                        ===========        ===========


         The accompanying notes are an integral part of these financial statements.

                AIG RETAIL AND STORE SYSTEMS CONSULTING BUSINESS
                          NOTES TO FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL DESCRIPTION OF ORGANIZATION, BASIS OF PRESENTATION AND BUSINESS In September 1998, the Netplex Group, Inc. ("Netplex") acquired certain assets and operations of Applied Intelligence Group, Inc. ("AIG"), referred to as "AIG Retail and Store Systems Consulting Business" or the "Business".

         The accompanying financial statements, which have been carved out of the historical cost basis consolidated financial statements of AIG, include the assets, liabilities, revenues and expenses specifically related to the Business on a historical cost basis. The Parent Company Investment presented in the financial statements represents the seller's historical equity in the Business, including accumulated net income.

         The Business provides a diversified range of management consulting and computer system integration services, along with providing network services and network-based computer applications. All services are focused primarily on the retail and wholesale distribution industries. The Business's clients and customers range from small, rapidly growing companies to large corporations and are geographically dispersed throughout the United States.

         Certain expenses were incurred by the consolidated entity on behalf of the Business. Accordingly, expenses such as payroll and general and administrative costs have been allocated to the Business in order to give the reader management's best estimate of the financial statements of the Business. Consolidated AIG revenues and direct cost of sales were reviewed by management of AIG and those specifically identified with the consulting business were included in the accompanying financial statements. Accounts payable ($480,000 and $438,000 were allocated in 1997 and 1996), salaries and benefits and selling, general and administrative expenses were specifically associated with the consulting business based upon function or were allocated based upon the ratio of consulting employees to total employees of AIG. Management believes the allocations are reasonable. However, these allocated costs may not be representative of the actual costs to be incurred by the Business in future periods.

         Total interest costs for AIG for the year ended December 31, 1997 and 1996 were $116,183 and $291,089, respectively, of which $13,463 was capitalized in 1996 related to the assets acquired. No interest was capitalized in 1997. No interest costs were allocated to the Business in the statement of operations and change in parent company investment. The Business had no borrowings and historically AIG has not charged interest to the Business.

         USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and assumptions in determining the carrying values of certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RISKS FROM CONCENTRATIONS The Business's revenues are in part dependent on large license fees and systems integration contracts from a limited number of customers. In 1997 and 1996, three customers individually accounted for 20, 13, and 10 percent and 17, 14, and 10 percent of the Business's total revenues, respectively. In 1997 and 1996, approximately 57 percent of the Business's total revenues were attributable to five clients. It is anticipated that the Business's revenue derived from current and future large clients will continue to represent a significant portion of its total revenues. The loss of, or reduced demand for products or related services from, any of the Business's major clients could have a material adverse effect on the Business's operations.

         FURNITURE AND EQUIPMENT Furniture and equipment are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in operations for the period. The Business depreciates furniture and equipment using the straight-line method over their estimated useful lives ranging from 5 to 10 years.

         REVENUE RECOGNITION The Business recognizes revenues as the services are provided. Revenues collected in advance are deferred and recognized as earned. Revenues for fixed-price contracts are recognized using the percentage of completion method.

         DIRECT COST OF SALES Direct cost of sales represents the cost of hardware and certain point-of-sale software acquired for resale, including royalty payments required for sale of the Business's proprietary software products.

         COSTS OF PRODUCT DEVELOPMENT The Business incurred costs and expenses of approximately $210,000 and $388,000 for product development in 1997 and 1996, respectively. A substantial portion of these costs relates to development of a network subscription service that the Business made available to subscribers in January of 1997. Certain of these costs are capitalized as software development costs (see Note 3).



2.       FURNITURE AND EQUIPMENT:

         Furniture and equipment at December 31, 1997 and 1996 consists of the following:

                                                                                        1997               1996
                                                                                 -----------------  ------------------

         Furniture and fixtures                                                   $       156,983    $        152,432
         Computer equipment                                                               516,707             485,739
         Computer software                                                                184,153             174,582
                                                                                 -----------------  ------------------

                                                                                          857,843             812,753
         Less accumulated depreciation and amortization                                  (531,894)           (396,145)
                                                                                 -----------------  ------------------

         Furniture and equipment, net                                             $       325,949    $        416,608
                                                                                 =================  ==================

         Total depreciation expense was $135,749 and $130,317 for the years ended December 31, 1997 and 1996, respectively.



3.       SOFTWARE DEVELOPMENT COSTS:

         The Business capitalizes certain costs, including interest, that are directly related to the development of software. In accordance with Statement of Financial Accounting Standards No. 86, capitalization of costs begins when technological feasibility has been established and ends when the product is available for customers. Capitalized software development costs are amortized using the straight-line method over the estimated useful life of five years. Amortization expense of capitalized software costs for December 31, 1997 and 1996 was $134,688 and $117,438, respectively. Accumulated amortization at December 31, 1997 and 1996 was $398,679 and $263,991, respectively.

         The Business continually assesses whether the unamortized capitalized cost of software development is impaired. This assessment is based on the future cashflows expected to be generated by the related product. If an impairment is determined, the amount of such impairment is calculated based on the estimated net realizable value of the related asset. No write-offs were made in 1997 or 1996.

4.       INCOME TAXES:

         For purposes of these financial statements, income taxes are calculated based on the separate results of operations of the Business. The Business's results of operations have historically been included in the tax return of AIG. Additionally, the tax provision results only in an increase or decrease in the investment by AIG.

         The difference in federal income taxes at the statutory rate and the provision for income taxes for the years ended December 31, 1997 and 1996 are as follows:

                                                                        1997              1996
                                                                  ---------------   ---------------
         Income tax expense at federal statutory rate              $      71,156     $     336,675
         State income taxes                                                8,372            39,609
                                                                  ---------------   ---------------

         Provision  for income taxes                               $      79,528     $     376,284
                                                                  ===============   ===============

5.       RETIREMENT PLAN:

         AIG has a profit sharing plan ("Plan") for certain eligible employees who have attained the age of 18 and completed one year of service. Under the Plan, employer contributions are made at management's discretion. Participants may contribute up to 6% of earnings as eligible contributions and up to 15% of earnings in total for any Plan year. AIG's discretionary matching percentage is equal to each participant's share of total eligible contributions for a year. The Business made no contributions in 1997 and 1996.